PROXY CARD
OPPENHEIMER SENIOR
FLOATING RATE FUND                                      PROXY CARD

           PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2005

The undersigned,  revoking prior proxies,  hereby appoints Brian Wixted, Philip Vottiero, and
Kathleen Ives, and each of them, as  attorneys-in-fact  and proxies of the undersigned,  with full  power  of  substitution,  to vote  shares  held in the name of the  undersigned  on the record date at the Special Meeting of  Shareholders of Oppenheimer  Senior Floating Rate Fund
(the "Fund") to be held at 6803 South Tucson Way,  Centennial,  Colorado,  80112,  on May 26,
2005,  at 1:00  P.M.  Mountain  time,  or at any  adjournment  thereof,  upon  the  proposals described  in the  Notice of  Meeting  and  accompanying  Proxy  Statement,  which  have been received by the undersigned.

This proxy is  solicited on behalf of the Fund's  Board of  Trustees,  and the proposal  (set forth on the  reverse  side of this proxy card) has been  proposed by the Board of  Trustees.
When  properly  executed,  this proxy will be voted as indicated on the reverse side or "FOR"
a proposal if no choice is indicated.  The proxy will be voted in  accordance  with the proxy holders' best judgment as to any other matters that may arise at the Meeting.
                                                      VOTE           VIA            INTERNET:
                                                https://vote.proxy-direct.com
                                                      VOTE VIA TELEPHONE: 1-866-241-6192
                                                      999  9999  9999  999

    PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE
                                      ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]
   FOR                WITHHOLD           FOR ALL
    ALL                AUTHORITY          EXCEPT
                            FOR ALL
                        1.

                     OPPENHEIMER SENIOR FLOATING RATE FUND

                 6803 South Tucson Way, Centennial, CO 80112

                  Notice Of Special Meeting Of Shareholders
                           To Be Held May 26, 2005

To The Shareholders of Oppenheimer Senior Floating Rate Fund:

Notice is  hereby  given  that a  Special  Meeting  of the  Shareholders  (the
"Meeting") of Oppenheimer  Senior Floating Rate Fund (the "Fund") will be held at 6803 South Tucson Way, Centennial,  Colorado,  80112, at 1:00 P.M. Mountain
time, on May 26, 2005 and any adjustments thereof.

During  the  Meeting,  shareholders  of the Fund  will  vote on the  following proposal:

1.    To elect a Board of Trustees, (the "Proposal"); and
2.    To  transact  such  other  business  as may  properly  come  before  the meeting, or any adjournments thereof.

Shareholders  of  record  at the  close  of  business  on March  17,  2005 are entitled to vote at the Meeting.  The proposal is more fully  discussed in the attached Proxy Statement.  Please read it carefully before telling us, through your proxy or in person,  how you wish your  shares to be voted.  The Board of
Trustees  of the Fund  recommends  a vote to  elect  each of the  nominees  as
Trustee and in favor of the proposal.  WE URGE YOU TO VOTE  PROMPTLY.  YOU CAN
VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

By Order of the Board of Trustees,

Robert G. Zack, Secretary
April 11, 2005

                    PLEASE VOTE THE ENCLOSED PROXY TODAY.
          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                                                                             291

                                      23
TABLE OF CONTENTS

                                                                          Page

Questions and Answers

Proxy Statement

Proposal:   To Elect a Board of Trustees

Information About the Fund

Further Information About Voting and the Meeting

Other Matters

                    OPPENHEIMER SENIOR FLOATING RATE FUND

                 6803 South Tucson Way, Centennial, CO 80112

                               PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A. The  Trustees of  Oppenheimer  Senior  Floating  Rate Fund (the "Fund") are
   asking that you vote on one matter at the Special  Meeting of  Shareholders to be held on May 26, 2005.

Q.    Who is Eligible to Vote?

A. Shareholders  of  record  at the close of  business  on March 17,  2005 are entitled  to  vote  at the  Meeting  or  any  adjournment  of the  Meeting.
   Shareholders  are  entitled  to cast one vote per share  (and a  fractional vote for a fractional  share) for each matter presented at the Meeting.  It is  expected  that the mailing of this Proxy  Statement  will be made on or about April 11, 2005.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposal:

   To elect a Board of Trustees

Q.    How do the Trustees Recommend that I Vote?

A.    The Trustees recommend that you vote:

   FOR election of all nominees as Trustees.

Q. How Can I Vote?

A.    You can vote in four (4) different ways:

o     By mail, with the enclosed ballot.
o     In person at the Meeting (if you are a record owner).
o     By telephone (please see the insert for instructions).
o     By internet (at www.vote.proxy-direct.com).

   Voting by  telephone  or  internet is  convenient  and can help reduce the
                                          ----------      --------------------
   Fund's expenses.  Whichever method you choose, please take the time to read
   ---------------
   the full text of the proxy statement before you vote.

   Please be advised  that the deadline for voting by telephone or internet is
   3:00 P.M. Eastern time ("ET") on the last business day before the Meeting.

Q.    How Will My Vote Be Recorded?

A.    Proxy ballots that are properly  signed,  dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified.  If you specify a vote on the proposal,  your proxy will be voted as indicated.
   If you sign and date the proxy  ballot,  but do not  specify a vote for the
   proposal,   your   shares   will  be  voted  in  favor  of  the   Trustees'
   recommendations.  Telephonic or internet  votes will be recorded  according to the  voting  procedures  described  in the  "Further  Information  About
   Voting and the Meeting" section of the Proxy Statement.

How Can I Revoke My Proxy?

A.  You may revoke your proxy at any time before it is voted by  forwarding  a written  revocation  or a  later-dated  proxy  ballot  to the Fund that is received at or prior to the Meeting,  or any  adjournment  thereof,  or by attending the Meeting,  or any adjournment  thereof,  and voting in person
    (if you are a record  owner).  Please be  advised  that the  deadline  for revoking  your proxy by  telephone  or internet  is 3:00 P.M.  (ET) on the last business day before the Meeting.

Q.    How Can I Get More Information About the Fund?

A. Copies of the  Fund's  Annual  Report  dated July 31,  2004 and  Semi-Annual
   Report dated January 31, 2005 have previously  been mailed to  Shareholders.
   If you  would  like to have  copies  of the  Fund's  most  recent  Annual or
   Semi-Annual  Report sent to you free of charge,  please call us toll-free at
   1.800.708.7780,  write to the Fund at  OppenheimerFunds  Services,  P.O. Box
   5270,  Denver,  Colorado  80217-5270 or visit the Oppenheimer  funds website at www.oppenheimerfunds.com.

Q. Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.708.7780.

The proxy statement is designed to furnish  shareholders  with the information necessary to vote on the matters  coming  before the Meeting.  If you have any questions, please call us at 1.800.708.7780.

                    OPPENHEIMER SENIOR FLOATING RATE FUND

                 6803 South Tucson Way, Centennial, CO 80112

                               PROXY STATEMENT

                       Special Meeting of Shareholders
                           To Be Held May 26, 2005

This  statement  is  furnished  to  the  shareholders  of  Oppenheimer  Senior
Floating Rate Fund (the "Fund") in  connection  with the  solicitation  by the
Fund's  Board of  Trustees  of  proxies  to be used at a  special  meeting  of shareholders (the "Meeting") to be held at 6803 South Tucson Way,  Centennial,
Colorado,  80112,  at  1:00  P.M.  Mountain  time,  on May  26,  2005,  or any adjournment thereof.  Shareholders of record at the close of business on March
17, 2005 are entitled to vote at the Meeting.  It is expected that the mailing of this Proxy Statement will be made on or about April 11, 2005.

                             SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
      Proposal                                         Shareholders Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      To Elect a Board of Trustees                     All
-------------------------------------------------------------------------------

                       PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting,  ten (10) Trustees are to be elected. If elected, the Trustees will serve  indefinite  terms until their  successors are properly elected and qualified.  The persons named as  attorneys-in-fact in the enclosed proxy have advised  the Fund  that,  unless a proxy  ballot  instructs  them to  withhold authority  to vote for all listed  nominees  or any  individual  nominee,  all validly  executed  proxies  will  be  voted  for  the  election  of all of the nominees named below.

As a  Massachusetts  business  trust,  the Fund is not required,  and does not intend,  to hold  annual  shareholder  meetings  for the  purpose of  electing
Trustees.  As a result, if elected,  the Trustees will hold office until their successors are duly elected and shall have  qualified.  If a nominee should be unable  to accept  election,  serve  his or her term or  resign,  the Board of
Trustees may,  subject to the  Investment  Company Act of 1940 (referred to in this proxy  statement as the  "Investment  Company Act"),  in its  discretion, select another person to fill the vacant position.

Although the Fund will not normally hold annual meetings of its  shareholders, it may hold shareholder  meetings from time to time on important matters,  and shareholders  have the right to call a meeting  to remove a Trustee or to take other action  described in the Fund's  Declaration  of Trust.  Also, if at any
time, less than a majority of the Trustees  holding office has been elected by
the   shareholders,   the  Trustees  then  in  office  will  promptly  call  a
shareholders' meeting for the purpose of electing Trustees.

Each of the  nominees,  except for Mrs.  Hamilton  and Mr.  Malone,  currently serves as a Trustee of the Fund.  Each of the  nominees  has  consented  to be named as such in this proxy statement and to serve as Trustee if elected.  All present  Trustees  of the Fund have  previously  been  elected  by the  Fund's shareholders,  except  for Mr.  Cameron  who was  appointed  as a  Trustee  in
December 1999,  Mr.  Marshall who was appointed as a Trustee in December 2000, and Mr. Murphy who was  appointed as a Trustee  effective  October 2001.  Mrs.
Hamilton and Mr. Malone will be Trustees if elected.  Each of the Trustees and nominees  serve as  trustee  or  director  of other  funds in the  Oppenheimer family of funds.  The  Oppenheimer  funds on which  each of the  Trustees  and nominees  currently  serves are  referred to as "Board II Funds" in this proxy statement.

Except for Mr. Murphy,  each of the Trustees is an independent  trustee of the
Fund  ("Independent  Trustee").  Each of the nominees  will be an  Independent
Trustee if  elected.  Mr.  Murphy is an  "interested  person" (as that term is defined in the  Investment  Company Act) of the Fund because he is  affiliated with  OppenheimerFunds,  Inc. (the "Manager") by virtue of his positions as an officer  and  director  of the  Manager,  and as a  shareholder  of its parent company.  Mr.  Murphy  was  appointed  as a  Trustee  of  the  Fund  with  the understanding  that in the event he ceases to be the Chief  Executive  Officer of the  Manager,  he will  resign as a trustee of the Fund and the other Board
II Funds for which he is a trustee or director.

The Fund's  Trustees  and length of service as well as their and the  nominees principal  occupations  and business  affiliations  during the past five years are listed below.  The information for the Trustees and nominees also includes the dollar range of shares of the Fund as well as the  aggregate  dollar range of shares  beneficially  owned in any of the Oppenheimer funds overseen by the
Trustees.

The  address of each  Trustee and nominee in the chart below is 6803 S. Tucson
Way, Centennial,  CO 80112-3924.  If elected,  each Trustee and nominee serves for an indefinite  term, until his or her  resignation,  retirement,  death or removal.

-------------------------------------------------------------------------------------
                         Nominees for Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5     Dollar      Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
Position(s) Held   Years;                                    Range of    Any of the
with Fund,         Other Trusteeships/Directorships Held by  Shares      Oppenheimer
Length of Service  Trustee;                                  BeneficiallyFunds
and                Number of Portfolios in Fund Complex      Owned in    Overseen
Age                Currently Overseen by Trustee             the Fund    by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                              As of March 17, 2005
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.         Chairman of the following private         $0          Over
Armstrong,         mortgage banking companies: Cherry Creek              $100,000
Chairman since     Mortgage Company (since 1991),
2003 and Trustee   Centennial State Mortgage Company (since
since 1999         1994), The El Paso Mortgage Company
Age: 67            (since 1993), Transland Financial
                   Services, Inc. (since 1997); Chairman of
                   the following private companies: Great
                   Frontier Insurance (insurance agency)
                   (since 1995), Ambassador Media
                   Corporation and Broadway Ventures (since
                   1984); a director of the following
                   public companies: Helmerich & Payne,
                   Inc. (oil and gas drilling/production
                   company) (since 1992). Mr. Armstrong is
                   also a Director/Trustee of Campus
                   Crusade for Christ and the Bradley
                   Foundation. Formerly a director of the
                   following: UNUMProvident (insurance
                   company) (since 1991), Storage
                   Technology Corporation (a publicly-held
                   computer equipment company)
                   (1991-February 2003), and International
                   Family Entertainment (television
                   channel) (1992-1997), Frontier Real
                   Estate, Inc. (residential real estate
                   brokerage) (1994-1999), and Frontier
                   Title (title insurance agency)
                   (1995-June 1999); a U.S. Senator
                   (January 1979-January 1991). Oversees 38
                   portfolios in the OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,    Formerly, Director and President of A.G.  $0          Over
Trustee since 1999 Edwards Capital, Inc. (General Partner                $100,000
Age: 73            of private equity funds) (until February
                   2001); Chairman, President and Chief
                   Executive Officer of A.G. Edwards
                   Capital, Inc. (until March 2000); Vice
                   Chairman and Director of A.G. Edwards,
                   Inc. and Vice Chairman of A.G. Edwards &
                   Sons, Inc. (its brokerage company
                   subsidiary) (until March 1999); Chairman
                   of A.G. Edwards Trust Company and A.G.E.
                   Asset Management (investment advisor)
                   (until March 1999); and a Director
                   (until March 2000) of A.G. Edwards &
                   Sons and A.G. Edwards Trust Company.
                   Oversees 38 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,   Formerly Assistant Secretary and a        $0          Over
Trustee since      director (December 1991-April 1999) of                $100,000
1999               Centennial Asset Management Corporation;
Age: 68            President, Treasurer and a director
                   (June 1989-April 1999) of Centennial
                   Capital Corporation; Chief Executive
                   Officer and a director of MultiSource
                   Services, Inc. (March 1996-April 1999).
                   Until April 1999 Mr. Bowen held several
                   positions with the Manager and in
                   subsidiary or affiliated companies of
                   the Manager. Oversees 38 portfolios in
                   the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron, A  member  of The  Life  Guard  of  Mount $0          Over
Trustee since      Vernon,  George  Washington's home (since             $100,000
1999               June  2000).   Formerly  Director  (March
Age: 66            2001-May  2002) of Genetic ID,  Inc.  and
                   its   subsidiaries   (a  privately   held
                   biotech   company);   a   partner   (July
                   1974-June            1999)           with
                   PricewaterhouseCoopers       LLP      (an
                   accounting   firm);  and  Chairman  (July
                   1994-June  1998) of Price  Waterhouse LLP
                   Global  Investment   Management  Industry
                   Services  Group.  Oversees 38  portfolios
                   in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,     Director  (since  February 1998) of Rocky Over        Over
Trustee since 1999 Mountain      Elk      Foundation      (a $100,000    $100,000
Age: 61            not-for-profit  foundation);  a  director
                   (since  1997) of  Putnam  Lovell  Finance
                   (finance  company);   a  director  (since
                   June   2002)   of    UNUMProvident    (an
                   insurance   company);   a   director   of
                   Northwestern  Energy  Corp.  (a  publicly
                   held electric and gas utility).  Formerly
                   a director  (October  1999-October  2003)
                   of  P.R.   Pharmaceuticals  (a  privately
                   held  company);  Chairman  and a director
                   (until  October  1996) and  President and
                   Chief  Executive  Officer  (until October
                   1995) of the  Manager;  President,  Chief
                   Executive  Officer and a director  (until
                   October 1995) of Oppenheimer  Acquisition
                   Corp.,  Shareholders  Services  Inc.  and
                   Shareholder   Financial  Services,   Inc.
                   Oversees    38    portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,      Director    of    Colorado    Uplift   (a $0          Over
Trustee since 1999 non-profit   charity)  (since   September             $100,000
Age: 64            1984).  Formerly (until October 1994) Mr.
                   Freedman held several  positions with the
                   Manager and in  subsidiary  or affiliated
                   companies  of the  Manager.  Oversees  38
                   portfolios   in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly L.         Trustee   of    Monterey    International $0          Over
Hamilton,          Studies  (an  educational   organization)             $100,000
Nominee            (since  February 2000); a director of The
Age:  58           California   Endowment  (a  philanthropic
                   organization)  (since  April 2002) and of
                   Community  Hospital of Monterey Peninsula
                   (educational     organization)     (since
                   February  2002);  a  director  of America
                   Funds   Emerging   Markets   Growth  Fund
                   (since   October  1991)  (an   investment
                   company);  an  advisor  to Credit  Suisse
                   First  Boston's  Sprout  venture  capital
                   unit.  Mrs.  Hamilton also is a member of
                   the   investment    committees   of   the
                   Rockefeller   Foundation   and   of   the
                   University    of   Michigan.    Formerly,
                   Trustee   of   MassMutual   Institutional
                   Funds   (open-end   investment   company)
                   (1996-May   2004);   a  director  of  MML
                   Series  Investment  Fund (April  1989-May
                   2004) and MML  Services  (April  1987-May
                   2004) (investment  companies);  member of
                   the investment  committee  (2000-2003) of
                   Hartford     Hospital;     an     advisor
                   (2000-2003)   to   Unilever   (Holland)'s
                   pension  fund;  and  President  (February
                   1991-April   2000)  of  ARCO   Investment
                   Management    Company.     Oversees    37
                   portfolios   in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,  Chairman,  Chief  Executive  Officer  and $0          Over
Nominee            Director of Steele  Street  State Bank (a             $100,000
Age: 60            commercial  banking entity) (since August
                   2003);  director  of  Colorado  UpLIFT (a
                   non-profit  organization)  (since  1986);
                   trustee  (since  2000)  of the  Gallagher
                   Family       Foundation       (non-profit
                   organization).   Formerly,   Chairman  of
                   U.S.  Bank-Colorado (a subsidiary of U.S.
                   Bancorp and  formerly  Colorado  National
                   Bank,)  (July   1996-April  1,  1999),  a
                   director of: Commercial  Assets,  Inc. (a
                   REIT) (1993-2000),  Jones Knowledge, Inc.
                   (a  privately  held  company)  (2001-July
                   2004)  and U.S.  Exploration,  Inc.  (oil
                   and   gas   exploration)   (1997-February
                   2004).  Oversees  37  portfolios  in  the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William         Trustee   of   MassMutual   Institutional $0          Over
Marshall, Jr.,     Funds  and  MML  Series  Investment  Fund             $100,000
Trustee since 2000 (since  1996) (both  open-end  investment
Age: 62            companies)  and the  Springfield  Library
                   and  Museum   Association   (since  1995)
                   (museums) and the Community  Music School
                   of  Springfield   (music  school)  (since
                   1996); Trustee (since 1987),  Chairman of
                   the Board  (since  2003) and  Chairman of
                   the  investment  committee  (since  1994)
                   for  the  Worcester   Polytech  Institute
                   (private  university);  and President and
                   Treasurer  (since  January  1999)  of the
                   SIS  Fund  (a  private   not  for  profit
                   charitable  fund).  Formerly,  member  of
                   the    investment    committee   of   the
                   Community     Foundation    of    Western
                   Massachusetts  (1998  -  2003);  Chairman
                   (January  1999-July 1999) of SIS & Family
                   Bank,   F.S.B.    (formerly   SIS   Bank)
                   (commercial  bank);  and  Executive  Vice
                   President  (January  1999-July  1999)  of
                   Peoples Heritage  Financial  Group,  Inc.
                   (commercial     bank).     Oversees    38
                   portfolios   in   the    OppenheimerFunds
                   complex.
-------------------------------------------------------------------------------------

The address of Mr. Murphy in the chart below is Two World Financial Center,
225 Liberty Street, 11th Floor, New York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                     Nominee for Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                   Years;                                     Range of   Any of the
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Oppenheimer
with Fund,         Trustee;                                   BeneficiallFunds
Length of Service, Number of Portfolios in Fund Complex       Owned in   Overseen
Age                Currently Overseen by Trustee              the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                               As of March 17, 2005
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and $0         Over
President and      director  (since June 2001) and  President            $100,000
Trustee and        (since  September  2000)  of the  Manager;
Principal          President  and a  director  or  trustee of
Executive Officer  other Oppenheimer  funds;  President and a
since 2001         director  (since July 2001) of Oppenheimer
Age: 55            Acquisition  Corp.  (the Manager's  parent
                   holding   company)   and  of   Oppenheimer
                   Partnership  Holdings,   Inc.  (a  holding
                   company  subsidiary  of  the  Manager);  a
                   director    (since   November   2001)   of
                   OppenheimerFunds   Distributor,   Inc.  (a
                   subsidiary of the  Manager);  Chairman and
                   a   director    (since   July   2001)   of
                   Shareholder   Services,    Inc.   and   of
                   Shareholder   Financial   Services,   Inc.
                   (transfer   agent   subsidiaries   of  the
                   Manager);  President and a director (since
                   July  2001)  of  OppenheimerFunds   Legacy
                   Program  (a   charitable   trust   program
                   established  by the  Manager);  a director
                   of  the  following   investment   advisory
                   subsidiaries    of   the   Manager:    OFI
                   Institutional   Asset  Management,   Inc.,
                   Centennial Asset  Management  Corporation,
                   Trinity Investment Management  Corporation
                   and  Tremont  Capital   Management,   Inc.
                   (since November 2001),  HarbourView  Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real  Asset  Management,  Inc.;  Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns the  shares  of Babson
                   Capital  Management  LLC); a member of the
                   Investment  Company  Institute's  Board of
                   Governors  (elected to serve from  October
                   3,  2003  through   September  30,  2006).
                   Formerly,    Chief    Operating    Officer
                   (September    2000-June   2001)   of   the
                   Manager;  President and trustee  (November
                   1999-November    2001)   of   MML   Series
                   Investment  Fund  and  MassMutual   Select
                   Funds (open-end investment  companies);  a
                   director  (September  1999-August 2000) of
                   C.M. Life  Insurance  Company;  President,
                   Chief   Executive   Officer  and  director
                   (September  1999-August  2000)  of MML Bay
                   State Life Insurance  Company;  a director
                   (June  1989-June  1998)  of  Emerald  Isle
                   Bancorp  and  Hibernia   Savings  Bank  (a
                   wholly-owned  subsidiary  of Emerald  Isle
                   Bancorp).   Oversees  62   portfolios   as
                   Trustee/Director    and   20    additional
                   portfolios     as     Officer    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------

A. General Information Regarding the Board of Trustees.

The  Fund is  governed  by a Board  of  Trustees,  which  is  responsible  for protecting  the  interests of  shareholders.  The Trustees  meet  periodically throughout the year to oversee the Fund's  activities,  review its performance and review the actions of the  Manager,  which is  responsible  for the Fund's day-to-day  operations.  Ten  meetings  of the  Trustees  were held during the fiscal year ended July 31, 2004.  Each of the  incumbent  Trustees was present for at least 75% of the  aggregate  number of Board of Trustees  meetings  and committees on which that Trustee served that were held during the period.

B. Committees of the Board of Trustees.

The Board of Trustees has  appointed  standing  Audit,  Review and  Governance
Committees.

The Audit Committee is comprised solely of Independent Trustees. The members of the Audit Committee are Edward L. Cameron (Chairman), George C. Bowen and
F. William Marshall, Jr. If elected, Robert J. Malone will serve as a member of the Audit Committee. The Audit Committee held 6 meetings during the fiscal year ended July 31, 2004. The Audit Committee is in charge of the selection of the Fund's independent auditors. Other main functions of the Audit
Committee include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii)
reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing certain reports from and meeting periodically with the Funds' Chief Compliance Officer; (iv)
reviewing reports from the Manager's Internal Audit Department; (v)
maintaining a separate line of communication between the Fund's independent auditors and its Independent Trustees; and (vi) exercising all other functions outlined in the Audit Committee Charter, including but not limited to reviewing the independence of the Fund's independent auditors and the pre-approval of the performance by the Fund's independent auditors of any audit and non-audit service, including tax service, for the Fund and the
Manager and certain affiliates of the Manager that is not prohibited by the
Sarbanes-Oxley Act.

The members of the Review Committee are Jon S. Fossel (Chairman), Robert G.
Avis and Sam Freedman. If elected, Beverly Hamilton will serve as a member of the Review Committee. The Review Committee, comprised solely of Independent
Trustees, held 6 meetings during the fiscal year ended July 31, 2004. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the Manager and the services provided to the Fund by the transfer agent and the Manager. The Review Committee also reviews the Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

The members of the Governance Committee are William Armstrong (Acting
Chairman) and F. William Marshall, Jr. If elected, Robert J. Malone will serve as Chairman and Beverly Hamilton will serves as a member of the
Governance Committee.  The Governance Committee is comprised solely of
Independent Trustees. Each of the nominees will be Independent Trustees if elected. The Governance Committee was established in August 2004 and did not hold any meetings during the Fund's fiscal year ended July 31, 2004. The
Governance Committee is expected to consider general governance matters, including a formal process for shareholders to send communications to the
Board and the qualifications of candidates for board positions including consideration of any candidate recommended by shareholders.

The Governance Committee has not yet adopted a charter, but anticipates that it will do so shortly. The Committee has temporarily adopted the process previously adopted by the Audit Committee regarding shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance
Committee's consideration by mailing such information to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves sole discretion to determine the candidates for trustees and independent trustees to recommend to the Board and/or shareholders and may identify candidates other than those submitted by shareholders. The Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board of Trustees of Oppenheimer Senior Floating Rate
Fund, or to an individual Trustee c/o the Secretary of the Fund at 6803 South
Tucson Way, Centennial, CO 80112 and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption "contact us." If
                  ------------------------
your correspondence is intended for a particular Trustee, please indicate the name of the Trustee for whom it is intended. The sender should indicate in the address whether it is intended for the entire board, the Independent
Trustees as a group, or to an individual Trustee. The Governance Committee will consider if a different process should be recommended to the Board. The
Governance Committee also considers Board and Committee compensation.

Based on the Audit  Committee's  recommendation,  the Board of Trustees of the
Fund,  including a majority of the  Independent  Trustees,  at a meeting  held
August 23, 2004,  selected  Deloitte & Touche LLP  ("Deloitte") as auditors of the Fund for the fiscal year  beginning  August 1, 2004.  Deloitte also serves as auditors for certain  other funds for which the Manager acts as  investment advisor  and  through  the  completion  of the  December  31,  2003  financial statements  provided  certain  auditing  and  non-auditing  services  for  the
Manager, the Manager's parent company and its subsidiaries.

1. Audit Fees.

During  the  fiscal  years  ended July 31,  2003 and July 31,  2004,  Deloitte performed  audit  services  for the Fund  including  the  audit of the  Fund's financial  statements,  review of the Fund's  annual  report and  registration statement  amendment,  consultation  on  financial  accounting  and  reporting matters and meetings with the Board of Trustees.  The aggregate fees billed by
Deloitte  for those  services  for the fiscal  year  ended July 31,  2003 were
$19,500 and for the fiscal year ended July 31, 2004 were $21,000.

2. Audit-Related Fees

There were no audit-related fees billed by Deloitte for services rendered to the Fund for the fiscal years ended July 31, 2003 and July 31, 2004.

During the fiscal years ended July 31, 2003 and 2004, Deloitte billed the
Manager or the Manager's parent company and certain affiliated companies that provide ongoing services to the Fund. Deloitte was paid a total of $34,734 in
2003 and $5,525 in 2004 for those services.

Such fees were paid for due diligence related to fund mergers, accounting consultations and audits in connection with fund mergers, internal control reviews and consultation concerning financial accounting and reporting standards.

3. Tax Fees

There were no tax fees billed by Deloitte for services rendered to the Fund for the fiscal years ended July 31, 2003 and July 31, 2004.

Deloitte provided certain tax accounting and other consulting services to the
Manager or the Manager's parent company and certain affiliated companies that provide ongoing services to the Fund. Deloitte was paid a total of $10,448 in
2003 and $0 in 2004 for those services.

Such fees were paid for tax compliance, tax planning and tax advice. Tax compliance generally involves assistance with the preparation of certain tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to fund mergers and requests for rulings or technical advice from taxing authorities.

4. All Other Fees.

There were no fees billed by Deloitte for services  rendered to the Fund other than the  services  described  above under  "Audit  Fees" for the fiscal years ended July 31, 2003 and July 31, 2004.

During the fiscal years ended July 31, 2003 and 2004,  Deloitte  billed $3,500 and $0,  respectively,  to the  Manager or the  Manager's  parent  company and certain affiliated companies that provide ongoing services to the Fund.

Such fees were paid for  services  provided  to the Fund's  Board of  Trustees with  respect  to  the  annual  renewal  of  the  Fund's  investment  advisory agreement.

During its regularly scheduled periodic meetings, the Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by Deloitte. The Audit Committee has delegated pre-approval authority to its
Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such fees pre-approved are presented to the Audit Committee and approved at its next regularly scheduled meeting.

Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the Fund at the time of engagement as non-audit services and 3)
such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

The Audit Committee approved 100% of the services under "Audit-Related  Fees,"
"Tax  Fees"  and  "All  Other   Fees"   since  the   effective   date  of  the
Sarbanes-Oxley Act.

As set forth  above,  the  aggregate  non-audit  fees billed by  Deloitte  for services  rendered to the Manager as well as the Manager's  parent company and certain  affiliated  companies that provide  ongoing  services to the Fund for the  fiscal  years  ended  July 31,  2003 and 2004 were  $48,682  and  $5,525, respectively.

The Audit  Committee of the Fund's Board of Trustees  has  considered  whether the provision of non-audit  services that were rendered to the Manager as well as the Manager's parent company and certain affiliated  companies that provide ongoing  services to the Fund that were not  pre-approved  is compatible  with maintaining  Deloitte's  independence.  The Audit Committee concluded that the
provision  of  those  non-audit   services  is  compatible  with   maintaining
Deloitte's independence.

Representatives  of Deloitte are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C. Additional Information Regarding Trustees.

The Fund's  Independent  Trustees are paid a retainer and each meeting and are reimbursed for expenses  incurred in connection  with attending such meetings.
Each Board II Fund for which they serve as a director or trustee  pays a share of those expenses.

The  officers  of the  Fund  and one  Trustee  of the Fund  (Mr.  Murphy)  are
affiliated  with the Manager  and receive no salary or fee from the Fund.  The remaining  Trustees of the Fund and the  nominees  received  the  compensation shown  below from the Fund with  respect to the Fund's  fiscal year ended July
31, 2004. The  compensation  from all 38 of the Board II Funds  (including the
Fund)  represents  compensation  received for serving as a director or trustee and member of a committee (if  applicable) of the boards of those funds during the calendar year 2004. Mr. Malone and Mrs.  Hamilton have not been elected as trustees of the Fund.  Therefore,  they did not receive any compensation  from the Fund during its last fiscal year.

-------------------------------------------------------------------------------
Trustee Name and Other Fund       Aggregate Compensation   Total Compensation
                                                           From Fund and Fund
                                                            Complex Paid to
Position(s) (as applicable)             from Fund1             Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $2,975                $118,649
Chairman of the Board and Acting
Chairman of the Governance
Committee
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $1,961                $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $1,961                $101,499
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $2,254                $115,503
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $2,254                $115,503
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman                              $1,961                $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Beverly Hamilton                            $02               $150,5423,4
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert J. Malone                            $02                $100,1793
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.
Audit Committee Member and                $1,961               $149,4995
Governance Committee Member
-------------------------------------------------------------------------------
1.    Aggregate   Compensation   from   Fund   includes   fees  and   deferred
   compensation, if any, for a Trustee.
2.    Mrs.  Hamilton  and Mr.  Malone do not  currently  serve as  Trustees of
   Oppenheimer Senior Floating Rate Fund, therefore no Aggregate  Compensation from Fund was paid to them during the calendar year 2004.
3.    "Total  Compensation  From Fund and Fund Complex" paid to Mrs.  Hamilton and Mr.  Malone was paid by all the Board II Funds,  with the  exception of
   Oppenheimer  Senior  Floating  Rate Fund for which  they  currently  do not serve as Trustees (total of 37 Oppenheimer funds at December 31, 2004).
4.    Includes  $36,354  compensation  (of  which  100% was  deferred  under a deferred  compensation plan) paid to Mrs. Hamilton for serving as a trustee by two  open-end  investment  companies  (MassMutual  Select  Funds and MML
   Series  Investment  Fund) the investment  adviser for which is the indirect parent  company of the  Fund's  Manager.  The  Manager  also  serves as the
   Sub-Advisor to the MassMutual Premier  International  Equity Fund, a series of  MassMutual  Premier  Funds.  Mrs.  Hamilton  retired  as a  Trustee  of
   MassMutual Select Funds and MML Series Investment Fund in May 2004.
5.    Includes  $48,000  compensation  paid to Mr.  Marshall  for serving as a trustee by two  open-end  investment  companies  (MassMutual  Institutional
   Funds and MML Series  Investment Fund) the investment  adviser for which is the indirect parent company of the Fund's Manager.  The Manager also serves as the  Sub-Advisor to the MassMutual  International  Equity Fund, a series of MassMutual Institutional Funds.

*  For purposes of this section only, "Fund Complex"  includes the Oppenheimer funds,  MassMutual  Institutional  Funds and MML Series  Investment Fund in
   accordance  with the  instructions  for Form N-1A. The Manager and the Fund do not consider  MassMutual  Institutional  Funds and MML Series Investment
   Fund to be part of the OppenheimerFunds  "Fund Complex" as that term may be otherwise interpreted.

The  Board  of  Trustees  has  adopted  a  Deferred   Compensation   Plan  for
Independent  Trustees  that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive  from the Fund.  Under the plan, the compensation  deferred by a Trustee is periodically  adjusted as though  an  equivalent  amount  had been  invested  in  shares  of one or more
Oppenheimer  funds  selected  by the  Trustee.  The amount paid to the Trustee under the plan will be determined  based upon the  performance of the selected funds.

Deferral  of  Trustee's  fees  under the plan will not  materially  affect the
Fund's  assets,  liabilities  and net  income  per  share.  The plan  will not obligate  the  Fund  to  retain  the  services  of any  Trustee  or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC,  the Fund may invest in the funds  selected  by the Trustee under  the plan  without  shareholder  approval  for the  limited  purpose  of determining the value of the Trustee's deferred fee account.

D. Information regarding Officers.

Information  is given below about the executive  officers who are not Trustees or  nominees  for Trustee of the Fund,  including  their  business  experience during the past five years.  Each  officer  holds the same offices with one or more of the other funds in the OppenheimerFunds complex.

The address of the Officers in the chart below is as follows: for Messrs.
Gillespie, Miao and Zack and Ms. Bloomberg, Two World Financial Center, 225
Liberty Street, New York, NY 10281-1008, for Messrs. Zimmer, Welsh, Vandehey,
Vottiero, Petersen and Wixted and Mses. Hui and Ives, 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Arthur Zimmer,          Senior Vice  President of the Manager  (since June 1997) and
Vice President and      of HarbourView  Asset  Management  Corporation  (since April
Portfolio Manager       1999);  an officer of 1  portfolio  in the  OppenheimerFunds
since 1999              complex.  Formerly  Vice  President of the Manager  (October
Age: 58                 1990  - June  1997);  Vice  President  of  Centennial  Asset
                        Management Corporation (June 1997 - November 2001).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joseph Welsh,           Vice President of the Manager (since  December 2000); a high
Assistant Vice          yield bond  analyst for the Manager  (since  January  1995);
President and           Vice President of HarbourView  Asset Management  Corporation
Portfolio Manager       (since  September  2002);  an officer of 1 portfolio  in the
since 1999              OppenheimerFunds   complex.    Formerly,    Assistant   Vice
Age: 40                 President of the Manager (December 1996-November 2000).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Margaret Hui,           Assistant  Vice President of the Manager since October 1999;
Assistant Vice          an officer of 1 portfolio in the  OppenheimerFunds  complex.
President and           Formerly  Vice  President  -  Syndications   of  Sanwa  Bank
Associate Portfolio     California (January 1998 - September 1999).
Manager since 1999
Age:  46
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services, Inc.
Age:  54                Formerly (until February 2004) Vice President and Director of Internal Audit of the Manager. An officer of 82
                        portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer,    Principal the  Manager;  Treasurer  of  HarbourView  Asset  Management
Financial           and Corporation,    Shareholder   Financial   Services,    Inc.,
Accounting Officer      Shareholder   Services,   Inc.,   Oppenheimer   Real   Asset
since 1999              Management   Corporation,    and   Oppenheimer   Partnership
Age: 45                 Holdings,   Inc.   (since  March   1999),   of  OFI  Private
                        Investments,  Inc. (since March 2000),  of  OppenheimerFunds
                        International  Ltd.  and  OppenheimerFunds  plc  (since  May
                        2000), of OFI Institutional  Asset  Management,  Inc. (since
                        November 2000),  and of  OppenheimerFunds  Legacy Program (a
                        Colorado   non-profit   corporation)   (since   June  2003);
                        Treasurer and Chief  Financial  Officer  (since May 2000) of
                        OFI  Trust  Company  (a  trust  company  subsidiary  of  the
                        Manager);   Assistant   Treasurer   (since  March  1999)  of
                        Oppenheimer  Acquisition Corp.  Formerly Assistant Treasurer
                        of   Centennial   Asset   Management    Corporation   (March
                        1999-October  2003)  and  OppenheimerFunds   Legacy  Program
                        (April  2000-June  2003);   Principal  and  Chief  Operating
                        Officer   (March   1995-March   1999)   at   Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant  Vice  President of the Manager since August 2002;
Assistant Treasurer     formerly   Manager/Financial  Product  Accounting  (November
since 2004              1998-July 2002) of the Manager.  An officer of 82 portfolios
Age: 34                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting  of the Manager since March
Assistant Treasurer     2002.  Formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 41                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 82 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive  Vice  President  (since January 2004) and General
Vice President &        Counsel  (since  February  2002)  of  the  Manager;  General
Secretary since 2001    Counsel  and  a  director   (since  November  2001)  of  the
Age: 56                 Distributor;   General  Counsel  (since  November  2001)  of
                        Centennial   Asset  Management   Corporation;   Senior  Vice
                        President  and  General  Counsel  (since  November  2001) of
                        HarbourView  Asset  Management  Corporation;  Secretary  and
                        General   Counsel  (since   November  2001)  of  Oppenheimer
                        Acquisition  Corp.;   Assistant  Secretary  and  a  director
                        (since October 1997) of OppenheimerFunds  International Ltd.
                        and  OppenheimerFunds  plc;  Vice  President  and a director
                        (since November 2001) of Oppenheimer  Partnership  Holdings,
                        Inc.; a director (since  November 2001) of Oppenheimer  Real
                        Asset  Management,  Inc.;  Senior  Vice  President,  General
                        Counsel and a director  (since November 2001) of Shareholder
                        Financial Services,  Inc.,  Shareholder Services,  Inc., OFI
                        Private  Investments,  Inc.  and  OFI  Trust  Company;  Vice
                        President (since November 2001) of  OppenheimerFunds  Legacy
                        Program;  Senior Vice  President and General  Counsel (since
                        November 2001) of OFI Institutional Asset Management,  Inc.;
                        a  director  (since  June 2003) of  OppenheimerFunds  (Asia)
                        Limited.  Formerly Senior Vice President (May  1985-December
                        2003), Acting General Counsel (November  2001-February 2002)
                        and Associate  General  Counsel (May  1981-October  2001) of
                        the Manager;  Assistant  Secretary of Shareholder  Services,
                        Inc.  (May  1985-November   2001),   Shareholder   Financial
                        Services,    Inc.   (November   1989-November   2001);   and
                        OppenheimerFunds  International Ltd. (October  1997-November
                        2001).  An officer of 82 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President  (since  June 1998) and Senior  Counsel  and
Assistant Secretary     Assistant  Secretary  (since  October  2003) of the Manager;
since 2001              Vice President  (since 1999) and Assistant  Secretary (since
Age: 39                 October  2003)  of  the  Distributor;   Assistant  Secretary
                        (since   October  2003)  of  Centennial   Asset   Management
                        Corporation;  Vice President and Assistant  Secretary (since
                        1999) of Shareholder  Services,  Inc.;  Assistant  Secretary
                        (since  December  2001) of  OppenheimerFunds  Legacy Program and of Shareholder  Financial  Services,  Inc. An officer of
                        82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice  President and  Associate  Counsel of the Manager since
Assistant Secretary     May  2004;  formerly  First  Vice  President  and  Associate
since 2004              General  Counsel of UBS Financial  Services Inc.  (formerly,
Age:  37                PaineWebber  Incorporated)  (May 1999 - April 2004) prior to which she was an Associate at Skaden,  Arps, Slate,  Meagher
                        & Flom, LLP (September  1996 - April 1999). An officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior  Vice  President  and Deputy  General  Counsel of the
Assistant Secretary     Manager since  September 2004.  Formerly Mr.  Gillespie held
since 2004              the  following   positions  at  Merrill   Lynch   Investment
Age:  41                Management:  First  Vice  President  (2001-September  2004);
                        Director  (from  2000) and Vice  President  (1998-2000).  An officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Wayne Miao,             Assistant  Vice  President  and  Assistant  Counsel  of  the
Assistant Secretary     Manager since June 2004.  Formerly an Associate  with Sidley
since 2004              Austin  Brown & Wood LLP  (September  1999 - May  2004).  An
Age:  32                officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

All  officers  serve at the pleasure of the Board.  As of March 17, 2005,  the
Trustees,  nominees  for Trustee and  officers,  individually  and as a group, beneficially  owned  less  than 1% of the  outstanding  Class A shares  and no
Class B or  Class C shares  of the  Fund.  The  foregoing  statement  does not reflect  ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager,  other than the shares  beneficially  owned under the plan by the officers of the Fund listed  above.  In  addition,  each
Independent  Trustee,  and his or her family members,  does not own securities
of  either   the   Manager  or   OppenheimerFunds   Distributor,   Inc.   (the
"Distributor"  of the Board II Funds) or any  person  directly  or  indirectly controlling,  controlled  by or  under  common  control  with the  Manager  or
Distributor.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
              A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

                          INFORMATION ABOUT THE FUND

Fund Information.  As of the close of business on March 17, 2005, the Fund had
255,117,100.163  shares  outstanding,  consisting of  93,138,888.718  Class A,
35,460,955.072  Class B and  126,517,266.373  Class C shares.  Each  share has voting  rights as stated in this Proxy  Statement  and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial  Owners.  Occasionally,  the  number  of shares of the Fund held in
"street name" accounts of various  securities dealers for the benefit of their clients as well as the number of shares held by other  shareholders  of record may exceed 5% of the total shares outstanding.  As of March 17, 2005, the only persons who owned of record or were known by the Fund to  beneficially  own 5%
or more of any class of the Fund's outstanding shares were:

Merrill  Lynch  Pierce  Fenner & Smith,  4800 Deer Lake  Drive E.,  3rd Floor,
Jacksonville,  FL  32246-6484,  which  owned  14,017,531.811  Class  C  shares
(representing  approximately  11.07% of the Fund's  then  outstanding  Class C shares), for the benefit of its customers.

The Manager,  the Distributor and the Transfer Agent. Subject to the authority of the Board of  Trustees,  the  Manager  is  responsible  for the  day-to-day management  of  the  Fund's  business  pursuant  to  its  investment  advisory
agreement   with   the   Fund.   OppenheimerFunds   Distributor,   Inc.   (the
"Distributor"),  a wholly  owned  subsidiary  of the  Manager,  is the general distributor of the Fund's shares.  The Manager and the Distributor are located at Two World Financial  Center,  225 Liberty Street,  11th Floor, New York, NY
10281-1008.  OppenheimerFunds  Services, a division of the Manager, located at
6803 South  Tucson  Way,  Centennial,  CO 80112,  serves as the  transfer  and shareholder  servicing agent (the "Transfer Agent") for the Fund, for which it was paid $594,432 by the Fund during the fiscal year ended July 31, 2004.

The  Manager  (including   affiliates  and  subsidiaries)   currently  manages
investment  companies,  including the Oppenheimer  funds,  with assets of more than $170 billion as of December 31, 2004,  including other  Oppenheimer  with more  than 7 million  shareholder  accounts.  The  Manager  is a wholly  owned subsidiary  of  Oppenheimer  Acquisition  Corp.  ("OAC"),  a  holding  company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual").  The
Manager,  the Distributor  and OAC are located at Two World Financial  Center,
225 Liberty  Street,  11th  Floor,  New York,  NY  10281-1008.  MassMutual  is
located at 1295 State Street,  Springfield,  Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated  below,  the common stock of OAC is owned  by (i)  certain  officers  and/or  directors  of the  Manager,  (ii)
MassMutual  and (iii) another  investor.  No institution or person holds 5% or more of OAC's  outstanding  common stock  except  MassMutual.  MassMutual  has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three  classes.  At December 31, 2004,
MassMutual  held (i) all of the  21,600,000  shares  of Class A voting  stock,
(ii) 12,642,025  shares of Class B voting stock, and (iii)  21,178,801  shares of Class C non voting stock in OAC. This collectively  represented  96.808% of the  outstanding  common  stock and  97.889% of the voting  power of OAC as of that date.  Certain  officers and/or directors of the Manager held (i) 366,486 shares  of the Class B voting  stock,  representing  0.64% of the  outstanding common stock and 1.5% of the voting power,  (ii) 183,039 shares of Class C non voting stock,  and (iii) options  acquired  without cash payment  which,  when they  become  exercisable,  allow the  holders to  purchase  up to  10,641,501 shares of Class C non voting stock.  That group includes  persons who serve as officers of the Fund and John V. Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common  stock may put (sell)  their  shares and vested  options to OAC or  MassMutual  at a formula price (based on, among other things,  the revenue,  income,  working capital,  and excess cash of the
Manager).  MassMutual may exercise call (purchase)  options on all outstanding shares of both such  classes of common  stock and  vested  options at the same formula price.

The names and principal  occupations  of the executive  officers and directors of the Manager are as follows:  John V.  Murphy,  Chairman,  President,  Chief
Executive  Officer and a director;  Andrew  Ruotolo,  Executive Vice President and a director;  Kurt Wolfgruber,  Executive Vice President,  Chief Investment
Officer and a director;  Robert G. Zack,  Executive Vice President and General
Counsel;  Craig Dinsell and James Ruff,  Executive Vice  Presidents;  Brian W.
Wixted,  Senior Vice  President  and  Treasurer;  Mark  Vandehey,  Senior Vice
President  and Chief  Compliance  Officer,  and Bruce  Dunbar,  George  Evans,
Ronald H.  Fielding,  John  Forrest,  Phillip S.  Gillespie,  Robert B. Grill,
Steve Ilnitzki,  Lynn Oberist Keeshan,  Thomas W. Keffer, Martin S.Korn, Chris
Leavy,  Angelo  Manioudakis,  Charles  McKenzie,  Andrew J. Mika,  Nikolaos D.
Monoyios, David Pfeffer, David Poiesz, David Robertson,  Keith Spencer, Arthur
Steinmetz,  John Stoma, Martin Telles, Jerry A. Webman,  Diederick Werdmolder,
William  L.  Wilby,  Donna  Winn,  Philip  Witkower,  Carol Wolf and Arthur J.
Zimmer, Senior Vice Presidents.  These officers are located at one of the four offices of the Manager:  Two World Financial  Center,225 Liberty Street,  11th
Floor, New York, NY 10281-1008;  6803 South Tucson Way, Centennial,  CO 80112;
350 Linden Oaks, Rochester,  NY 14625-2807 or 10 St. James Avenue,  Boston, MA
02116.

Custodian.  The Deutsche Bank Trust Company of Americas,  60 Wall Street, 17th
Floor,  NYC60-1701,  New York, NY 10005-2848,  acts as custodian of the Fund's securities and other assets.

Reports  to  Shareholders  and  Financial  Statements.  The  Annual  Report to
Shareholders of the Fund,  including financial  statements of the Fund for the fiscal year ended July 31, 2004,  has  previously  been sent to  shareholders.
The  Semi-Annual  Report to  Shareholders  of the Fund as of January  31, 2005
also has previously been sent to shareholders.  Upon request, shareholders may obtain  without charge a copy of the Annual Report and  Semi-Annual  Report by writing the Fund at the address above,  or calling the Fund at  1.800.708.7780 or visiting  the  Manager's  website at  www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending  duplicate copies of materials to households,  the Fund mails only  one  copy of each  prospectus  and  annual  and  semi-annual  report  to shareholders having the same last name and address on the Fund's records.  The consolidation  of  these  mailings,  called  householding,  benefits  the Fund through reduced mailing expenses.

If you  want  to  receive  multiple  copies  of  these  materials  or  request
householding   in  the   future,   you  may   call  the   Transfer   Agent  at
1.800.708.7780.  You may also notify the Transfer Agent in writing. Individual copies of  prospectuses  and reports  will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation  of  Proxies.  The cost of  preparing,  printing  and mailing the proxy ballot,  notice of meeting, and this Proxy Statement and all other costs
incurred  with  the   solicitation   of  proxies,   including  any  additional
solicitation  by letter,  telephone or otherwise,  will be paid equally by the
Fund and the Manager.  In addition to solicitations  by mail,  officers of the
Fund  or  officers  and  employees  of  the  Transfer  Agent,   without  extra
compensation,   may  conduct   additional   solicitations   personally  or  by
telephone.

Proxies  also  may be  solicited  by a proxy  solicitation  firm  hired at the
Fund's expense to assist in the  solicitation  of proxies.  Currently,  if the
Fund determines to retain the services of a proxy  solicitation firm, the Fund anticipates retaining Alamo Direct Mail Services,  Inc. Any proxy solicitation firm  engaged  by the Fund,  among  other  things,  will be: (i)  required  to maintain the confidentiality of all shareholder  information;  (ii) prohibited from  selling or otherwise  disclosing  shareholder  information  to any third party; and (iii) required to comply with applicable telemarketing laws.

If the Fund  does  engage  a proxy  solicitation  firm,  as the  Meeting  date
approaches,   certain   shareholders  may  receive   telephone  calls  from  a
representative  of the  solicitation  firm if  their  vote  has  not yet  been received.  Authorization  to permit the  solicitation  firm to execute proxies may be obtained by  telephonic  instructions  from  shareholders  of the Fund.
Proxies that are obtained  telephonically  will be recorded in accordance with the  procedures  set forth  below.  These  procedures  have been  designed  to reasonably  ensure  that the  identity  of the  shareholder  providing  voting instructions is accurately  determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic  proxy is  solicited,  the  solicitation  firm representative is required to ask for each shareholder's  full name,  address, title (if the  shareholder  is authorized to act on behalf of an entity,  such as a corporation)  and to confirm that the  shareholder has received the Proxy
Statement and ballot in the mail.  If the  information  solicited  agrees with the  information  provided to the  solicitation  firm, the  solicitation  firm representative  has the  responsibility  to  explain  the  process,  read  the
proposals  listed  on  the  proxy  ballot,   and  ask  for  the  shareholder's
instructions  on  such  proposals.   The  solicitation  firm   representative,
although he or she is permitted to answer questions about the process,  is not permitted to recommend to the shareholder how to vote. The  solicitation  firm representative  may read any  recommendation set forth in the Proxy Statement.
The   solicitation   firm   representative   will  record  the   shareholder's
instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or  her  vote  asking  the  shareholder  to  call  the  solicitation  firm immediately  if his or her  instructions  are not  correctly  reflected in the confirmation.

It is  anticipated  the cost of  engaging a proxy  solicitation  firm will not
exceed  $72,000  plus  the  additional   out-of-pocket   costs,  that  may  be
substantial,  incurred in connection with contacting those  shareholders  that have not  voted.  Brokers,  banks and other  fiduciaries  may be  required  to forward  soliciting  material to their principals and to obtain  authorization for the execution of proxies.  For those services,  they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting,  but does not wish to give his or her proxy telephonically or via the internet,  the shareholder may still submit the proxy ballot  originally sent with the Proxy Statement in the postage  paid  envelope  provided  or attend in  person.  Should  shareholders require  additional  information  regarding  the proxy ballot or a replacement proxy  ballot,  they may contact us  toll-free  at  1.800.708.7780.  Any proxy given by a shareholder,  whether in writing, by telephone or via the internet, is revocable  as  described  below under the  paragraph  entitled  "Revoking a
Proxy."

Please take a few  moments to complete  your proxy  ballot  promptly.  You may provide your completed proxy ballot,  via facsimile,  telephonically,  via the internet  or by  mailing  the  proxy  ballot  in  the  postage  paid  envelope provided.  You also may cast your vote by  attending  the Meeting in person if you are a record owner.

Telephone  Voting.  The Fund has arranged to have votes recorded by telephone.
Please have the proxy ballot in hand and call the number on the enclosed  form and follow the  instructions.  After a shareholder  provides his or her voting instructions,  those  instructions  are read back to the  shareholder  and the shareholder must confirm his or her voting instructions  before  disconnecting the telephone  call. The voting  procedures  used in connection with telephone voting are designed to reasonably  authenticate  the identity of shareholders, to permit  shareholders  to authorize the voting of their shares in accordance with their  instructions  and to confirm  that  their  instructions  have been properly recorded.

Internet    Voting.    You   may   also    vote   over   the    internet    at
www.vote.proxy-direct.com.  You will be prompted  to enter the control  number
-------------------------
on the  enclosed  proxy.  Follow the  instructions  on the screen,  using your proxy as a guide.

Voting By  Broker-Dealers.  Shares owned of record by a broker-dealer  for the benefit  of its  customers  ("street  account  shares")  will be  voted by the broker-dealer  based  on  instructions  received  from  its  customers.  If no instructions are received,  the  broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares,  for the election of Trustees in the same proportion as that broker-dealer  votes street account shares  for which it has  received  voting  instructions  in time to be voted.
Beneficial  owners  of  street  account  shares  cannot  vote in person at the meeting. Only record owners may vote in person at the meeting.

A "broker  non-vote"  is deemed to exist when a proxy  received  from a broker indicates  that the broker does not have  discretionary  authority to vote the shares on that matter.  Abstentions  and broker  non-votes  will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored  Retirement Plans. Shares
held in  OppenheimerFunds-sponsored  retirement  accounts  for which votes are not  received as of the last  business  day before the Meeting  Date,  will be voted by the trustee for such  accounts in the same  proportion  as Shares for which voting  instructions from the Fund's other shareholders have been timely received.

Quorum.  The  presence  in person or by proxy of the holders of record of more than 50% of the shares  outstanding and entitled to vote  constitutes a quorum
at  the  Meeting  for  purposes  of  electing  Trustees.   Shares  over  which
broker-dealers  have discretionary  voting power, shares that represent broker non-votes and shares whose  proxies  reflect an abstention on any item are all counted as shares  present and  entitled to vote for  purposes of  determining whether the required quorum of shares exists.

Required Vote.  Persons  nominated as Trustees must receive a plurality of the votes  cast,  which  means that the ten (10)  nominees  receiving  the highest number of  affirmative  votes cast at the  Meeting  will be elected as long as the votes FOR a nominee exceed the votes AGAINST that nominee.

How are votes counted?  The individuals  named as proxies on the proxy ballots
(or their  substitutes)  will vote according to your  directions if your proxy
ballot  is  received  and  properly  executed,   or  in  accordance  with  the
instructions  you provide if you vote by  telephone.  You may direct the proxy holders to vote or not vote your shares on the  proposal to elect  Trustees by checking the  appropriate box "FOR" or "WITHHOLD  AUTHORITY".  If you properly execute and return a proxy  ballot but fail to indicate  how the votes  should be cast,  the proxy  ballot will be voted in favor of the  election of each of the nominees named in this Proxy Statement for Trustee.

Shares  of the Fund may be held by  certain  institutional  investors  for the benefit  of their  clients.  If the  institutional  investor  does not  timely receive voting  instructions from its clients with respect to such Shares, the institutional  investor  may be  authorized  to vote such  Shares,  as well as
Shares the  institutional  investor  itself owns,  in the same  proportion  as
Shares for which voting instructions from clients are timely received.

Revoking  a Proxy.  You may  revoke  a  previously  granted  proxy at any time before  it is  exercised  by (1)  delivering  a  written  notice  to the  Fund expressly  revoking  your  proxy,  (2) signing  and  forwarding  to the Fund a later-dated  proxy,  or (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record  owner.  Granted  proxies typically  will  be  voted  at the  final  meeting,  but  may be  voted  at an adjourned  meeting if  appropriate.  Please be advised  that the  deadline for revoking  your proxy by  telephone  or the  internet is 3:00 P.M.  (ET) on the last business day before the Meeting.

Shareholder  Proposals.  The Fund is not  required and does not intend to hold shareholder  meetings on a regular basis. Special meetings of shareholders may be  called  from  time to time by  either  the Fund or the  shareholders  (for certain  matters and under  special  conditions  described in the Statement of
Additional  Information).  Under  the  proxy  rules  of the  SEC,  shareholder proposals  that meet  certain  conditions  may be included  in a fund's  proxy statement for a particular  meeting.  Those rules  currently  require that for future meetings,  the shareholder must be a record or beneficial owner of Fund shares  either  (i)  with a value  of at  least  $2,000  or (ii) in an  amount representing  at least 1% of the fund's  securities  to be voted,  at the time the proposal is submitted  and for one year prior  thereto,  and must continue to own such  shares  through  the date on which the  meeting is held.  Another requirement  relates to the timely  receipt by the Fund of any such  proposal.
Under those  rules,  a proposal  must have been  submitted a  reasonable  time before the Fund began to print and mail this  Proxy  Statement  in order to be included in this Proxy  Statement.  A proposal  submitted for inclusion in the
Fund's proxy material for the next special  meeting after the meeting to which this Proxy  Statement  relates must be received by the Fund a reasonable  time before  the Fund  begins  to  print  and mail  the  proxy  materials  for that meeting.  Notice of shareholder  proposals to be presented at the Meeting must have been  received  within a  reasonable  time  before the Fund began to mail this  Proxy  Statement.  The fact that the Fund  receives  a  proposal  from a qualified  shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other  requirements under the proxy rules for such inclusion.

                                OTHER MATTERS

The Trustees do not intend to bring any matters  before the Meeting other than the  Proposal  and the  Trustees  and the  Manager  are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the  solicitation  may come  before the  Meeting,  the proxy as solicited  confers  discretionary  authority  with  respect to such matters as properly come before the Meeting,  including any  adjournment or  adjournments thereof,  and it is the intention of the persons named as attorneys-in-fact in the proxy (or their  substitutes)  to vote the proxy in accordance  with their judgment on such matters.

In the  event a quorum  is not  present  or  sufficient  votes in favor of the
Proposal  set forth in the Notice of Meeting of  Shareholders  is not received by the date of the Meeting,  the persons named in the enclosed proxy (or their substitutes)  may propose and approve one or more  adjournments of the Meeting to permit further  solicitation of proxies. All such adjournments will require the  affirmative  vote of a  majority  of the  shares  present in person or by proxy at the session of the  Meeting to be  adjourned.  The  persons  named as proxies  on the proxy  ballots  (or their  substitutes)  will vote the  Shares present in person or by proxy (including  broker non-votes and abstentions) in favor of such an  adjournment  if they determine  additional  solicitation  is warranted  and in the  interests  of the  Fund's  shareholders.  A vote may be taken on the proposal in this proxy  statement  prior to any such  adjournment if a quorum is present,  sufficient  votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Trustees,

                                    /s/Robert G. Zack

                                    Robert G. Zack, Secretary
                                    April 11, 2005

John V. Murphy
President &                                           OppenheimerFunds Logo
Chief Executive Officer                                     OppenheimerFunds, Inc.
                                                      Two World Financial Center
                                                      225 Liberty Street
                                                      New York, NY 10281-1008
                                                      www.oppenheimerfunds.com

                                                      April 15, 2005

Dear Oppenheimer Senior Floating Rate Fund Shareholder,

We have scheduled a shareholder meeting on May 26, 2005 for you to decide upon an important proposal for the Fund. Your ballot card and a detailed statement are enclosed with this letter.

Your Board of Trustees believes the matter being proposed for approval is in the best interests of the Fund and its shareholders and recommends a vote "for" the election of
Trustees.  Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider this issue carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone or Internet by following the instructions on the proxy ballot.  Using a touch-tone telephone or the Internet to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by phone or
Internet, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.  If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What is the issue?

o     Election of Trustees.  You are being asked to consider and approve the election of ten Trustees.  You will find detailed information on the Trustees in the enclosed proxy statement

Please read the enclosed proxy statement for complete details on this proposal.  Of course, if you have any questions, please contact your financial advisor, or call us at
1.800.708.7780.  As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,
                                          John V. Murphy signature

Enclosures
XP0291.002.0405